SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 30, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)

Delaware                    File No. 1-8009                36-3060977
(State of               (Commission File Number)           (IRS Employer
incorporation)                                             Identification No.)

6718 West Plank Road, Peoria, Illinois                     61604
(Address of principal executive offices)                   (zip code)


Registrant's telephone number, including area code:        (309) 697-4400





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Item 5.  OTHER EVENTS

On May 1, 2002, ROHN Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.2.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

              (c)     Exhibits

                      Exhibit 99.1  Cautionary statement
                                    regarding risks and
                                    uncertainties relating to our
                                    forward-looking statements
                                    (incorporated herein by
                                    reference to Exhibit 99.1 to
                                    ROHN's Annual Report on Form
                                    10-K for the fiscal year ended
                                    December 31, 2001)


                      Exhibit 99.2 Press Release, dated May 1, 2002, issued by ROHN Industries, Inc.


                      Exhibit 99.3  Forbearance Agreement, dated
                                    as of April 25, 2002, by and
                                    among ROHN Industries, Inc.,
                                    certain of its subsidiaries,
                                    LaSalle Bank, N.A., as
                                    administrative agent, National
                                    City Bank, as syndication
                                    agent, and the lenders listed
                                    therein







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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ROHN INDUSTRIES, INC.



Dated:  May 1, 2002              By:   /s/ Brian B. Pemberton
                                       -------------------------------------
                                       Brian B. Pemberton
                                       President and Chief Executive Officer